UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2012

Vishay Intertechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

63 Lancaster Avenue Malvern, PA	19355-2143
(Address of Principal Executive Offices)	Zip Code

Registrant’s telephone number, including area code 610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 5, 2012, Vishay Intertechnology, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Corrected Amended and Restated Certificate of Incorporation pursuant to Section 103(f) of the General Corporation Law of the State of Delaware in order to correct the following two scrivener errors in the Company’s Amended and Restated Certificate of Incorporation: (i) the number “7” was deleted in Fourth, Section 2(D)(i)(a)(4); and (ii) the reference in Fourth, Section 2(D)(i)(e) to “Class D Holder” was corrected to reference “Class B Holder.”  In addition, the Corrected Amended and Restated Certificate of Incorporation updated the registered office of the Company in the State of Delaware.

The foregoing summary is qualified in its entirety by reference to the Corrected Amended and Restated Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 attached hereto and incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Corrected Amended and Restated Certificate of Incorporation

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2012

VISHAY INTERTECHNOLOGY, INC.

By:	/s/ Lori Lipcaman

Name:	Lori Lipcaman
Title:	Executive Vice President and
Chief Financial Officer